UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 1, 2006

                      Commodore Applied Technologies, Inc.
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                     1-11871                  113312952
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  (State or other jurisdiction      (Commission File           (IRS Employer
        of incorporation)                Number)             Identification No.)

             150 East 58th Street, Suite 3238                      10155
                    New York, New York
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         (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (212) 308-5800
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address if Changed Since Last Report)

         Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [  ] Written communications pursuant to Rule 425 under the Securities
              Act (17CFR230.425)

         [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
              (17CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)      Departure of Directors or Principal Officers; Election of
                  ---------------------------------------------------------
Directors; Appointment of Principal Officers.
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On  November 1, 2006,  Commodore  Applied  Technologies,  Inc.  entered  into an employment agreement with Ted R. Sharp to serve the Company as Chief Financial Officer, effective January 1, 2007. To provide for a period of transition from the current Chief Financial Officer, James M. DeAngelis, who has resigned that position effective January 1, 2007, Mr. Sharp began his employment on November 1 and will assume full responsibility for the position on the effective date.

Mr. Sharp is a Certified Public Accountant in Washington and Idaho, and has a Bachelor of Business Administration Degree in Accounting from Boise State University. He has more than 25 years of experience in treasury management, internal financial controls, international business and management, U.S. Security and Exchange compliance and Corporate Governance. Since 2003, he has been President of Sharp Executive Associates, Inc., a privately-held accounting firm providing Chief Financial Officer and Sarbanes-Oxley compliance services to clients. Several of those clients have had international subsidiaries, for which Mr. Sharp has provided an array of services. Prior to 2003, he worked for 14 years in positions of Chief Financial Officer, Managing Director of European Operations and Corporate Controller for Key Technology, Inc., a publicly-traded manufacturer of capital goods with headquarters in Walla Walla, Washington (KTEC on the Nasdaq microcap exchange). Mr. Sharp's earlier career experiences included financial management positions in industry and service in the tax department of a regional accounting firm.

The Company has entered into an employment contract with Mr. Sharp, engaging him on a part-time basis. Mr. Sharp will spend approximately 50% of his business hours on matters related to Commodore Applied Technologies, Inc. He also serves part-time as Chief Financial Officer, Secretary and Treasurer under contract with Little Squaw Gold Mining, Inc., a publicly-traded exploration-stage mining Company with headquarters in Spokane, Washington (LITS on the OTCBB exchange).

                                   SIGNATURES

         In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Commodore Applied Technologies, Inc.
                                          (Registrant)


Dated:   November 2, 2006                 By:  /s/ O. Mack Jones
                                          -------------------------------------
                                          O. Mack Jones,
                                          President & Chief Operating Officer